Pension and Other Employee Obligations - Summary of Pension and Other Employee Obligations (Detail) - USD ($) $ in Thousands	Mar. 31, 2018	Mar. 31, 2017
Current:
Salaries and bonus	$ 59,346	$ 46,701
Pension	1,189	770
Withholding taxes on salary and statutory payables	4,082	5,462
Total	64,617	52,933
Non-current:
Pension and other obligations	9,621	10,680
Total	$ 9,621	$ 10,680